Brumadinho dam failure	12 Months Ended
Dec. 31, 2020
Brumadinho dam failure
Brumadinho dam failure

23.  Brumadinho dam failure

On January 25, 2019, a tailings dam (“Dam I”) failed at the Córrego do Feijão mine, in the city of Brumadinho, state of Minas Gerais. The failure released a flow of tailings debris, destroying some of Vale’s facilities, affecting local communities and disturbing the environment. The tailings released have caused an impact of around 315 km in extension, reaching the nearby Paraopeba River. The dam failure in Brumadinho (“event”) resulted in 270 fatalities or presumed fatalities.

As a result of the dam failure, the Company has been recognizing provisions to meet its assumed obligations, including de-characterization of the dams, individual indemnification to those affected by the event, remediation of the affected areas and compensation to the society, as shown below:

	December 31,	Impact on the	Present value	Disbursements	Translation	December 31,
	2019	income statement	adjustment	(i)	adjustment	2020
Global Settlement for Brumadinho	1,916	3,872	(5)	(1,325)	(469)	3,989
Provision for individual indemnification and other commitments	1,067	258	10	(504)	(245)	586
De-characterization of dams	2,489	617	36	(293)	(560)	2,289
Incurred expenses (ii)	—	510	—	(510)	—	—
	5,472	5,257	41	(2,632)	(1,274)	6,864

(i)  Disbursements include the release of judicial deposits in the amount of US$1,313  (R$6,900 million), of which US$274  (R$1,500 million) was released in the second quarter of 2020 and US$1,039  (R$5,400 million) will be released as provided in the Global Settlement. In 2019, the Company disbursed US$1,720  (R$6,885 million) in relation to the Brumadinho event. Of the total amount disbursed by the Company in 2019 and 2020, US$1,701  (R$7,777 million) is part of the total economic value of the Global Settlement.

(ii)  The Company has incurred expenses, which have been recognized straight to the income statement, in relation to communication services, accommodation and humanitarian assistance, equipment, legal services, water, food aid, taxes, among others. In 2019, the Company incurred expenses in the amount of US$730.

a) Global Settlement for Brumadinho

On February 4, 2021 (subsequent event), the Company entered into a Judicial Settlement for Integral Reparation (“Global Settlement”), which was under negotiations since 2019, with the State of Minas Gerais, the Public Defender of the State of Minas Gerais and the Federal and the State of Minas Gerais Public Prosecutors Offices, to repair the environmental and social damage resulting from the Dam I rupture.

With the Global Settlement, the requests contained in public civil actions regarding the socio-environmental and socioeconomic damages caused by the dam rupture were substantially resolved. In addition, relevant aspects related to the scope and execution of the Company's obligations were defined. Therefore, as the negotiations have started before the reporting date, the Company recognized a loss of US$3,872  (R$19,924 million) in the income statement for the year ended December 31, 2020.

Based on the present value of the projected cash outflows discounted at 5.93%, the provision is detailed as follows:

	December 31, 2020	December 31, 2019
Payment obligations (i)	2,343	—
Provision for socio-economic reparation and others	860	729
Provision for social and environmental reparation	786	1,187
	3,989	1,916

	December 31, 2020	December 31, 2019
Current liabilities	1,561	783
Non-current liabilities	2,428	1,133
Liabilities	3,989	1,916

(i)  As established in the Global Settlement, US$1,039  (R$5,400 million) in judicial deposits made by Vale in public civil actions due to the Dam I rupture will be released to the State of Minas Gerais to use in water security projects and to develop projects that will be proposed by the affected communities. Therefore, the provision already considers that these judicial deposits settled part of the obligations at December 31, 2020.

(a.i) Cash settlement obligation

The cash settlement obligation relates to the socio-economic reparation and socio-environmental compensation projects that will be carried out or managed directly by the State of Minas Gerais and Institutions of Justice, mainly aiming to develop the urban mobility program and strengthening public service programs, as well as other projects that will be proposed by the affected population. In addition, resources will be used in a program of income transfer to those affected by the event, which will be carried out by Institutions of Justice. Of the total amount, US$848  (R$4,400 million) relates to the income transfer program that will be fully paid in 2021. The remaining amount of US$1,495  (R$7,772 million) is the present value of the semiannual fixed payments obligation, which will last 5 years on average.

(a.ii) Provision for socio-economic reparation and others

The Global Settlement includes remediation projects for Brumadinho and other affected municipalities of the Paraopeba Basin. The socioeconomic reparation actions aims to strengthen the productive activities of the affected region, through measures for greater economic diversification of the municipality of Brumadinho, reducing its historical dependence on mining, and, for the rest of the Basin, finding ways to support the transformation of the economy of the impacted municipalities. These projects will be carried out directly by the Company for an average period of 3 years.

The estimated amounts for the project execution, although set in the agreement, may vary since the implementation of those projects are Vale's responsibility and changes against the original budget may result in changes in provision in future reporting periods.

(a.iii) Provision for social and environmental reparation

The Global Settlement establishes the rule for the development of the environmental reparation plan, and projects for the compensation of environmental damage already known. These measures aim to repair the damage caused, restore the ecosystems disruption, restore local infrastructure, repair social and economic losses, recover affected areas and repair the loss of memory and cultural heritage caused by the dam rupture. It also includes several actions to clean up the affected areas and improvements to the water catchment system along the Paraopeba River and other water collection points near the affected area. These measures and compensation projects will be carried out directly by the Company for an average period of 5 years.

The estimated amount to carry out the environmental recovery actions is part of the Global Settlement. However, it has no cap due to the Company's legal obligation to fully repair the environmental damage caused by the dam rupture. Therefore, this provision may change in the future depending on several factors that are not under the control of the Company.

b) Provision for individual indemnification and other commitments

In addition to the Global Settlement, the Company has been working to ensure geotechnical safety of the remaining structures at the Córrego do Feijão mine, in Brumadinho, and the removal and proper disposal of the tailings of Dam I. As at December 31, 2020, the provision recorded is US$267 (2019: US$113).

For the individual indemnification, Vale and the Public Defendants of the State of Minas Gerais formalized an agreement on April 5, 2019, under which those affected by the Brumadinho’s Dam failure may join an individual or family group out-of-Court settlement agreements for the indemnification of material, economic and moral damages. This agreement establishes the basis for a wide range of indemnification payments, which were defined according to the best practices and case law of Brazilian Courts, following rules and principles of the United Nations (“UN”). As at December 31, 2020, the provision recorded is US$179 (2019: US$569).

In addition, the Company was notified of the imposition of administrative fines by the Brazilian Institute of the Environment and Renewable Natural Resources (“IBAMA”), in the amount of US$48  (R$250 million). In July 2020, the Company signed an agreement with IBAMA, of which US$29  (R$150 million) will be used in environmental projects in 7 parks in the state of Minas Gerais, covering an area of approximately 794 thousand hectares, and US$19  (R$100 million) will be used in basic sanitation programs in the state of Minas Gerais.

c)  De-characterization of other dams in Brazil

Following the Brumadinho Dam rupture, the Company has decided to speed up the plan to “de-characterize” its tailings dams built under the upstream method (same method as Brumadinho’s dam), certain “centerline structures” and dikes, located in Brazil. Therefore, the Company has a total provision to comply with these assumed obligations in the amount of US$2,289 at December 31, 2020 (US$2,489 as at December 31, 2019).

In 2020, as a consequence of the periodic review of the estimates for the de-characterization of the dam structures, built under the upstream raising method, which are already reserved, the Company recognized US$369 in addition to the recorded provision, mainly due to the evolution of engineering projects and changes in the planned containments. The Company also identified other structures that met the criteria to be de-characterized as well, resulting in a further provision of US$248, recognized in the income statement for the year ended December 31, 2020.

As described in "Critical accounting estimates and judgments", changes in engineering methods and solutions, the volume of tailings to be removed, among other relevant assumptions, may result in a significant change in the provision.

(c.i) Operation stoppages

The Company has suspended some operations due to judicial decisions or technical analysis performed by Vale on its upstream dam structures. The Company has been recording losses in relation to the operational stoppage and idle capacity of the ferrous mineral segment in the amounts of US$634 and US$983 for the year ended December 31, 2020 and 2019, respectively. The Company is working on legal and technical measures to resume all operations at full capacity.

(c.ii) Assets write-off

Following the event and the decision to speed up the de-characterization of the upstream dams, the Company recognized a loss of US$235 as “Impairment and disposal of non-current assets” for the year ended December 31, 2019 in relation to the assets written-off of the Córrego do Feijão mine and those related to the other upstream dams in Brazil. In 2020, the Company did not write-off any asset related to the Brumadinho event.

d) Contingencies and other legal matters

(d.i) Public civil actions brought by the State of Minas Gerais and state public prosecutors for damages resulting from the rupture of Dam I

The Company is party to public civil actions brought by the State of Minas Gerais and state prosecutors claiming economic and environmental damages resulting from the dam rupture and seeking a broad range of injunctions ordering Vale to take specific remediation and reparation actions. These legal proceedings were initially brought before various state courts in Minas Gerais but have been consolidated before the 6th Public Treasury Court in the city of Belo Horizonte and then transferred to the 2nd Public Treasury Court in the city of Belo Horizonte.

With the Global Settlement, the requests contained in public civil actions regarding the socio-environmental and socioeconomic damages caused by the dam rupture were substantially resolved (of the 207 requests, 204 were extinguished). Indemnifications for individual damages are not covered by the Global Settlement, but the parties ratified the agreement with the Public Defendants of the State of Minas Gerais. Thus, the Company expects to keep signing individual agreements.

(d.ii) Requests for fines or forfeit of assets

On August 26, 2020, the Public Prosecutor's Office of Minas Gerais (“MPMG”) and other plaintiffs of the Public Civil Actions presented a request for ruling condemning Vale to indemnify alleged economic losses of the State of Minas Gerais and collective moral damages, both claims already considered in said Public Civil Actions filed against Vale in January 2019 as a result of the Brumadinho dam rupture. In that submission, the plaintiffs also requested the immediate freezing of US$5.1 billion (R$26.7 billion) from the Company as a guarantee for the reimbursement of the alleged economic losses, which was dismissed by the judge of the 2nd Lower Court of Public Treasury of Belo Horizonte on October 6, 2020. This claim was extinguished with the Global Settlement.

In other proceeding, in May 2020, the MPMG requested the imposition of fines or forfeit of assets, rights and amounts of the Company, allegedly based on Article 5, item V of Brazilian Law 12.846/2013. According to the MPMG, Vale would have, through its employee’s actions, hindered the inspection activities of public agencies in the complex. Vale was not required to present any guarantees based on a judicial decision. The Company believes that the likelihood of loss is remote.

In October 2020, the Company was informed that the Brazilian Office of the Comptroller General (“CGU”) initiated an administrative proceeding based on the same allegations made by the MPMG. As this is a discretionary procedure from the CGU, the Company estimates its likelihood of a loss during the administrative phase as possible, but it reaffirms its assessment of loss as remote in the annulment lawsuit to be instituted against any decision by CGU, if necessary.

(d.iii) U.S. Securities putative class action suit

Vale is defending itself in a putative class action brought before a Federal Court in New York and filed by holders of securities-American Depositary Receipts ("ADRs")-issued by Vale. The Lead Plaintiff alleges that we made false and misleading statements or omitted to make disclosures concerning the risks of the operations of Dam I in the Corrego de Feijão mine and the adequacy of the related programs and procedures.

Following the decision of the Court, in May 2020, that denied the Motion to Dismiss presented by the Company, the Discovery phase has started and is expected to be concluded by June 2021.

Based on the evaluation of the Company's legal counsel and given the very preliminary stage, the expectation of loss of this process is classified as possible. However, considering the initial stage of this putative class action, it is not possible at this time to reliably estimate the amount of a potential loss.

(d.iv) Arbitration proceedings in Brazil filed by shareholders and a class association

In Brazil, Vale is a defendant in (i) one arbitration filed by 166 minority shareholders, (ii) one arbitration filed by a class association allegedly representing all Vale’s minority shareholders, and (iii) one arbitration filed by foreign investment funds.

In the three proceedings, the Claimants argue Vale would be aware of the risks associated with the dam, and failed to disclose it to the shareholders, which would be required under the Brazilian applicable laws and the rules of Comissão de Valores Mobiliários (Securities and Exchange Commission of Brazil). Based on such argument, they claim compensation for losses caused by the decrease of the value of the shares.

Based on the evaluation of the Company's legal counsel and given the very preliminary stage, the expectation of loss of these proceedings is classified as possible.

Specifically, in the proceeding filed by foreign funds, the Claimants estimated the amount of the alleged losses at approximately US$346  (R$1,800 million). However, the Company disagree with the estimated losses alleged by the foreign funds and believes that the likelihood of loss is remote based on the current status of the proceeding.

(d.v) Cooperation with the CVM and the Securities and Exchange Commission (“SEC”)

The Company is cooperating with the CVM and the SEC by providing documents and other information related to the Dam I rupture in connection with ongoing investigations by both agencies. These investigations relate to Vale's disclosure of relevant information to shareholders, investors and the market in general, especially regarding the conditions and management of Vale's dams.  The CVM and SEC investigations may result in the application of fines and administrative penalties either through negotiated resolutions or court proceedings.

e) Insurance and financial guarantees

(e.i) Insurance

The Company is negotiating with insurers the payment of indemnification under its operational risk and civil liability. However, these negotiations are still at a preliminary stage, therefore any payment of insurance proceeds will depend on the coverage definitions under these policies and assessment of the amount of loss. Due to uncertainties, no indemnification to the Company was recognized in these financial statements.

(e.ii) Financial guarantees

For the Brumadinho event, the Company has financial guarantees in the amount of US$1,124 in December 31, 2020 (US$1,396 in December 31, 2019), which were presented in court and used to release the respective judicial deposit. The expenses related to these financial guarantees in the amounts of US$7 and US$9 were recorded as financial expense in the Company's income statement for the year ended December 31, 2020 and 2019, respectively. With the Global Settlement, these guarantees will be released.

Critical accounting estimates and judgments

The provision for social, economic and environmental reparation may be affected by factors including, but not limited to: (i) changes in the current estimated market price of the direct and indirect cost related to products and services, (ii) changes in timing for cash outflows, (iii) changes in the technology considered in measuring the provision, (iv) number of individuals entitled to the indemnification payments, (v) resolution of existing and potential legal claims, (vi) demographic assumptions, (vii) actuarial assumptions, and (viii) updates in the discount rate.

The main critical assumptions and estimates applied in the De-Characterization provision considers, among others: (i) volume of the waste to be removed based on historical data available and interpretation of the enacted laws and regulations; (ii) location availability for the tailings disposal; (iii) engineering methods and solution; and (iv) updates in the discount rate.

Therefore, future expenditures may differ from the amounts currently provided because the realized assumptions and various other factors are not always under the Company’s control. These changes to key assumptions could result in a material impact to the amount of the provision in future reporting periods. At each reporting period, the Company will reassess the key assumptions used in the preparation of the projected cash flows and will adjust the provision, if required.